SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
June 25, 2002
(Date of earliest event reported)

SHURGARD STORAGE CENTERS, INC.
(Exact name of registrant as specified in its charter)

Washington	0-11455	91-1603837
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1155 Valley Street Suite 400 Seattle, Washington 98109-4426
(Address of principal executive offices, including zip code)

(206) 624-8100
(Registrant's telephone number, including area code)

Exhibit Index on Page 4

Item 5. Other Events

Shurgard Storage Centers, Inc. (the "Company") is filing this Current Report on Form 8-K in connection with the issuance of shares of its Class A Common Stock under the Company's shelf registration statement on Form S-3 (File No. 333-54392), effective August 24, 2001 (the "Registration Statement"). The exhibits listed below are being filed herewith in lieu of filing them as an exhibit to the Registration Statement, and, since because this Form 8-K filing is incorporated by reference in the Registration Statement, such exhibits are set forth in full in the Registration Statement.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits
Exhibit No.	Description
1.1	Underwriting Agreement, dated June 25, 2002, between Salomon Smith Barney Inc. and the Registrant
5.1	Opinion of Perkins Coie LLP
23.2	Consent of Perkins Coie LLP (contained in the opinion filed as Exhibit 5.1 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 26, 2002	SHURGARD STORAGE CENTERS, INC. /s/ Harrell Beck By: Harrell Beck, &#Its: Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX
Exhibit No.	Description
1.1	Underwriting Agreement, dated June 25, 2002, between Salomon Smith Barney Inc. and the Registrant
5.1	Opinion of Perkins Coie LLP
23.2	Consent of Perkins Coie LLP (contained in the opinion filed as Exhibit 5.1 hereto)